NOTICE OF PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD APPFOLIO, INC. 2025 OMNIBUS INCENTIVE PLAN Unless otherwise defined herein, the terms defined in the AppFolio, Inc. (the “Company”) 2025 Omnibus Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Performance- Based Restricted Stock Unit Award (the “Notice”) and the attached Performance-Based Restricted Stock Unit Agreement (the “PSU Agreement”). You have been granted an award of Performance- based Restricted Stock Units (“PSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached PSU Agreement. Name: [•] Target Number of PSUs (100%): [•] Date of Grant: [•] Grant Number: [•] Expiration Date: The date on which settlement of all PSUs granted hereunder occurs. This award expires earlier if your Service terminates, as described in the PSU Agreement. Vesting Schedule: The PSUs shall become performance-vested based on the terms and conditions set forth on Attachment I. [•] Additional Terms: The additional terms and conditions set forth on Attachment I hereto (as executed by the Company) are applicable and are incorporated herein by reference. You acknowledge that the vesting of the PSUs pursuant to this Notice is earned only by continuing Service and the additional terms and conditions set forth on Attachment I. By accepting this award, you and the Company agree that this award is granted under and governed by the terms and conditions of the Plan, this Notice and the PSU Agreement. As described in your PSU Agreement, you hereby authorize the Company and/or the Employer to, and the Company and/or the Employer shall, satisfy all withholding and payment obligations of the Company and/or the Employer by withholding Shares that otherwise would be issued to you when your PSUs are settled. You acknowledge and agree that the Vesting Schedule may change prospectively in the event that your Service status changes between full and part-time status in accordance with Company policies relating to work schedules and vesting of awards. You further acknowledge that this grant of PSUs by the Company is at the Company’s sole discretion, and does not entitle you to further grant(s) of PSU(s) or any other award(s) under the Plan or any other plan or program maintained by the Company or any Parent, Subsidiary or Affiliate of the Company. By accepting this grant of PSUs, you consent to electronic delivery as set forth in the PSU Agreement. AppFolio, Inc.

PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT APPFOLIO, INC. 2025 OMNIBUS INCENTIVE PLAN You have been granted PSUs by the Company subject to the terms, restrictions and conditions of the Plan, the Notice and this PSU Agreement. 1. Settlement. Settlement of PSUs shall be made in the same calendar year as the applicable Quarterly Vesting Dates under the Vesting Schedule set forth in the Notice; provided, however, that if any of the Quarterly Vesting Dates under the Vesting Schedule set forth in the Notice is in December, then settlement of any PSUs that vest in December shall be no later than March 15 of the year following the year of vesting. Settlement of PSUs shall be in Shares. Settlement means the delivery of the Shares vested under a PSU. No fractional PSUs or rights for fractional Shares shall be created pursuant to this PSU Agreement. 2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested PSUs, you shall have no ownership of the Shares allocated to the PSUs and shall have no right to dividends or to vote such Shares. 3. Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to you. 4. No Transfer. PSUs may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case-by-case basis. 5. Termination. If your Service terminates for any reason, all unvested PSUs shall be automatically forfeited to the Company, and all rights you have to such PSUs shall immediately terminate. In case of any dispute as to whether your termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination. 6. Construction. This PSU Agreement has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this PSU Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto. 7. Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its principal office, and any notice to be given to you shall be addressed to you at the address maintained by the Company for you or at such other address as you may specify in writing to the Company. 8. Counterparts. This PSU Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. 9. Tax Consequences. You acknowledge that you will recognize tax consequences in connection with the PSUs. You should consult a tax adviser regarding your tax obligations in the jurisdiction where you are subject to tax.

10. Withholding Taxes and Share Withholding. Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the award, including the grant, vesting or settlement of the PSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends, and (b) do not commit to structure the terms of the award or any aspect of the PSUs to reduce or eliminate your liability for Tax-Related Items. You acknowledge that if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. You hereby authorize the Company and/or the Employer to, and the Company and/or the Employer shall, satisfy all withholding and payment obligations of the Company and/or the Employer by withholding Shares that otherwise would be issued to you when your PSUs are settled. The Fair Market Value of the withheld Shares will be determined as of the effective date when taxes otherwise would have been withheld in cash. In the event the withholding amount is not satisfied in full by an even number of Shares, the number of withheld Shares will be rounded up to the nearest whole number of Share, and the excess withholding amount will be applied to your federal income tax withholdings. You shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. Finally, you acknowledge that the Company has no obligation to deliver Shares to you until the withholding and payment obligations have been satisfied in connection with the Tax-Related Items as described in this Section. 11. Acknowledgement. The Company and you agree that the PSUs are granted under and governed by the Notice, this PSU Agreement and the provisions of the Plan (incorporated herein by reference). You: (a) acknowledge receipt of a copy of the Plan and the Plan prospectus; (b) represent that you have carefully read and are familiar with their provisions; and (c) hereby accept the PSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this PSU Agreement. 12. Entire Agreement; Enforcement of Rights. This PSU Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this PSU Agreement, nor any waiver of any rights under this PSU Agreement, shall be effective unless in writing and signed by the parties to this PSU Agreement. The failure by either party to enforce any rights under this PSU Agreement shall not be construed as a waiver of any rights of such party. 13. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and you with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Class A Common Stock may be listed or quoted at the time of such issuance or transfer. The Shares issued pursuant to this PSU Agreement shall be endorsed with appropriate legends, if any, determined by the Company. 14. Governing Law; Severability. If one or more provisions of this PSU Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. This PSU Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from the Plan, the Notice and this PSU Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California in Santa Barbara County or the federal courts of the United States for the Central District of California and no other courts. 15. No Rights as Employee, Director or Consultant. Nothing in this PSU Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate of the Company, to terminate your Service, for any reason, with or without Cause. 16. Consent to Electronic Delivery of All Plan Documents and Disclosures. You hereby consent to the electronic delivery of the Notice, this PSU Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the PSU. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost if you contact the Company by telephone, through a postal service or electronic mail at stock@appfolio.com. You further acknowledge that you will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, you understand that you must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, you understand that your consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if you have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at stock@appfolio.com. Finally, you understand that you are not required to consent to electronic delivery. 17. Code Section 409A. For purposes of this PSU Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this PSU Agreement in connection with your termination of employment constitute deferred compensation subject to Section 409A, and you are deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (a) the expiration of the six-month period measured from your separation from service or (b) the date of your death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to you including, without limitation, the additional tax for which you would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this PSU Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this PSU Agreement are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. 18. Adjustment. In the event of a stock split, a stock dividend or a similar change in Company stock, the number of Shares covered by the PSUs may be adjusted pursuant to the Plan. 19. Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the PSUs issued under the Notice shall be subject to clawback or recoupment pursuant to any applicable compensation clawback or recoupment policy adopted by the Board or required by law. In addition to any other remedies available under such policy, applicable law may require the cancellation of the PSUs (whether vested or unvested) and the recoupment of any gains realized with respect to those PSUs. BY ACCEPTING THIS PSU AGREEMENT, YOU HEREBY AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.